Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of September, 2019.

By:	/s/ Kelcy L. Warren

Name:	Kelcy L. Warren

LE GP, LLC

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

ENERGY TRANSFER LP

By: LE GP, LLC, its general partner

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

ETC TEXAS PIPELINE, LTD.

By: LG PL, LLC, its general partner

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

LG PL, LLC

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

LA GRANGE ACQUISITION, L.P.

By: LA GP, LLC, its general partner

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

LA GP, LLC

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

ENERGY TRANSFER OPERATING, L.P.

By: Energy Transfer Partners GP, L.P., its general partner

By: Energy Transfer Partners, L.L.C., its general partner

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

ENERGY TRANSFER PARTNERS GP, L.P.

By: Energy Transfer Partners, L.L.C., its general partner

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.L.C.

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

HERITAGE ETC, L.P.

By: Heritage ETC GP, L.L.C., its general partner

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer

HERITAGE ETC GP, L.L.C.

By:	/s/ Thomas E. Long

Name:	Thomas E. Long
Title:	Chief Financial Officer